                         ANNUAL REPORT/OCTOBER 31, 1998

                             AIM SUMMIT FUND, INC.


[AIM LOGO APPEARS HERE]          [COVER IMAGE]


                 INVEST WITH DISCIPLINE--Registered Trademark--

[COVER IMAGE]

                      -------------------------------------

                    THE PIONEER CABIN OF THE YOSEMITE VALLEY

                    BY CURRIER AND IVES (1857-1907, AMERICAN)

       THE LITHOGRAPHY FIRM OF CURRIER AND IVES IMMORTALIZED LIFE IN 19TH

          CENTURY AMERICA THROUGH ITS SERIES OF POPULAR PRINTS. THESE

        NATIONAL TREASURES SHAPED A WHOLE ERA'S UNDERSTANDING OF WHAT IT

         MEANS TO BE "AMERICAN." THIS CLASSIC PIECE PAYS TRIBUTE TO THE

         PERSEVERANCE AND DEDICATION OF PIONEERS IN THE AMERICAN WEST-

         QUALITIES THAT, TODAY, CHARACTERIZE THE DISCIPLINED INVESTOR.

                      -------------------------------------

AIM Summit Fund, Inc. is for shareholders who seek capital growth through systematic investments.





ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Summit Fund, Inc. performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.
o When sales charges are included in performance figures, performance reflects the maximum 8.50% sales charge. The 8.50% sales charge is attributable to the 15-year investment plan. Maximum creation and sales charges applicable to a completed 15-year investment plan total 8.50% for the smallest plan size, $50 per month. Larger plans carry lower sales charges as outlined in the prospectus.
o Dollar-cost averaging does not assure a profit and does not protect against loss in declining markets. Since dollar-cost averaging involves continuous investing regardless of fluctuating securities prices, investors should consider their ability to continue purchases during market downturns.
o During the fiscal year ended October 31, 1998, the Fund paid distributions of $1.44 per share.
o The Fund's investment return and principal value will fluctuate so that an Investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.
o The unmanaged Lipper Growth Fund Index represents an average of the performance of the 30 largest growth funds charted by Lipper Analytical Services, Inc., an independent mutual fund performance monitor. Results shown reflect reinvestment of dividends.
o The Russell 2000 Stock Index is an unmanaged index generally considered representative of small-capitalization stocks.
o The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general.
o The Standard & Poor's 400 Mid-Cap Index (S&P 400) is an unmanaged index comprising common stocks of approximately 400 mid-capitalization companies.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.


     MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE
         FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER
          OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE;
            AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE
                       LOSS OF PRINCIPAL AMOUNT INVESTED.


    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.


                             AIM SUMMIT FUND, INC.

                        ANNUAL REPORT/CHAIRMAN'S LETTER




                    Dear Fellow Shareholder:

                    Throughout the fiscal year covered by this report, markets
     [PHOTO OF      vacillated between optimism that Asia's woes would be
    Charles T.      contained and worry that they would become a major drag on
      Bauer,        the U.S. and other economies. Changes in investor sentiment
   Chairman of      affected various financial markets differently. The stock
   the Board of     market was especially volatile. Uncertainty in stocks
     THE FUND       bolstered U.S. Treasury issues, whose safety attracts
   APPEARS HERE]    investors in doubtful times.
                        We understand how unnerving this year's level of
                    volatility can be. Undoubtedly, many of you were tempted to simply exit the stock market. Our reaction, of course, is that you should not. The abrupt reversals of sentiment this fiscal year reinforce our conviction that markets are unpredictable in the short term. Since even the best money managers cannot know when to enter and exit a market, we think the wisest strategy is to stay fully invested despite volatility and short-term disappointment.

MARKET RECAP
Financial crises overseas and widespread decline in the rate of U.S. corporate earnings growth helped foster uncertainty. During the summer of 1998, a worldwide loss of confidence led to a major market correction for equities, including the blue chips that had led the market. In August, the Dow Jones Industrial Average (the Dow) had its worst- performing month in a decade.
    Fortunately, the U.S. Federal Reserve Board (the Fed) intervened, cutting interest rates twice, on September 29 and October 15, to pump liquidity and confidence into the markets. As investors responded favorably, the fiscal year closed with domestic equities rallying again and bonds in retreat-a complete about-face from just a few weeks earlier. October 1998 ended up being the Dow's best month in 11 years. (After the fiscal year closed, as this report was being written, the Fed cut rates a third time.)
    Some major stock indexes produced excellent total results for the fiscal year, with the S&P 500 up more than 20%. But focusing on one market benchmark may give you an incomplete view. The divergence between the S&P 500 and other market segments was quite dramatic this fiscal year: the midcap S&P 400 rose only 6.71%, while the Russell 2000 Index of small-company stocks declined 11.84%. Even within the S&P 500 itself, the bigger the company, the better the performance.
    However unsettling markets have been, the fundamental principles of investing remain unchanged: long-term thinking, broad portfolio diversification, and realistic expectations, recognizing the potential for downturns. Your financial consultant is your best resource for helping you construct a diversified portfolio and weather turbulent markets.

YOUR FUND MANAGERS' COMMENTS
We are pleased to send you this report on your Fund's fiscal year. On the pages that follow, your Fund's management team offers more detailed discussion of how markets behaved, how they managed the portfolio, and what they foresee for markets and your Fund. We hope you find their discussion informative. If you have any questions or comments, please contact our Client Services department at 800-995-4246.


Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

                            ------------------------

                                   THE ABRUPT

                             REVERSALS OF SENTIMENT

                           THIS FISCAL YEAR REINFORCE

                              OUR CONVICTION THAT

                           MARKETS ARE UNPREDICTABLE

                               IN THE SHORT TERM.

                            ------------------------


                             AIM SUMMIT FUND, INC.

                       ANNUAL REPORT / MANAGERS' OVERVIEW




FUND PERFORMANCE REMAINS STRONG
IN VOLATILE MARKET

THE MARKET EXPERIENCED ALL-TIME HIGHS AND ONE OF ITS MOST VICIOUS CORRECTIONS DURING 1998. HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?
The Fund continued to deliver solid performance despite extreme market conditions during the year. Total return for the fiscal year was 9.49%. That closely matched the performance of other growth funds tracked by Lipper Analytical Services, Inc., which produced total returns averaging 9.61%. Long-term performance for the Fund remains excellent, as shown in the Performance History section of this report. The Fund's net assets grew another $180 million during the last 12 months, for a total of $1.83 billion at the close of the fiscal year.

WHAT WERE THE MAJOR TRENDS IN THE STOCK MARKET SINCE YOUR APRIL REPORT TO SHAREHOLDERS?
Stock performance was greatly affected by the second wave of "Asian contagion" in July when currency troubles in Asia made their way to the U.S. market. A month later, Russia's bond default and the downturn that ensued involved even the very large, very liquid stocks that were chiefly responsible for the U.S. market's earlier rise. The market also was hit by the collapse of several hedge funds. The ensuing "flight to quality and liquidity" gave bond markets their 15 minutes in the spotlight as investors rushed out of the equity market.
    The Federal Reserve Board (the Fed) cut interest rates beginning in September, hoping to shelter the U.S. from a potential global recession. Boosted by the Fed easing, the U.S. market halted its downturn and rebounded in October. Many stocks that had experienced losses earlier in the year were able to recover and post slight gains due to the upswing. At the close of the fiscal year, the U.S. market continued to rebound as investors welcomed reassuring news about the outlook of the global economy. The change of heart came after the Group of Seven, composed of the world's seven richest industrialized nations, agreed on measures to rescue flailing economies with a three-year, $90 billion financial aid package.

HOW DID DOMESTIC STOCKS FARE IN THIS UNCERTAIN MARKET?
Large-cap stocks, which represented 70% of the Fund, continued to outperform in this changing environment, as they have for the past couple of years. Mid-sized and small-company stocks were much harder hit by the market's summer correction as investors sought refuge from market volatility in the large, well-established companies.

                          ----------------------------

                      LARGE-CAP STOCKS, WHICH REPRESENTED

                         70% OF THE FUND, CONTINUED TO

                        OUTPERFORM IN CHANGING ENVIRON-

                      MENT, AS THEY HAVE FOR THE PAST COU-

                                 PLE OF YEARS.

                          ----------------------------

HOW DID YOU MANAGE THE FUND DURING THE FISCAL YEAR?
As usual, we continued to manage the Fund with our disciplined, earnings-driven stock selection process, looking at the underlying fundamentals of individual companies, not the overall market. At the close of the fiscal year, the Fund's top sector holdings included: technology, 33.9%; consumer cyclical, 17.6%; health care, 12.5%. We believe these three sectors have excellent long-term growth potential.
    Several changes to the Fund's portfolio took place during the fiscal year. Most notably, oil and gas (drilling and equipment) holdings, which represented 9.23% of total net assets 12 months ago, were significantly reduced to 0.49% due to the steep decline in oil prices as well as to a major sell-off in oil stocks. For growth, we have focused on computer-related holdings, which were 14.12% of total net assets a year ago and represented the Fund's top sector weighting at 26.30% at the close of the fiscal year.

WHAT MAKES THE COMPUTER INDUSTRY SO ATTRACTIVE?
Despite their international exposure, most computer hardware and software stocks remain profitable. Strong sales of personal computers in the U.S. and western Europe have helped to offset the economic weakness in other regions. Sales of personal computers were up 15% for the third quarter of 1998. Dell Computer, the Fund's largest holding, has benefited from the surge in PC demand boosted by lower prices.
    As the end of the millennium nears, we also expect the computer software and services industry to profit from the so-called Y2K problem-the need to reprogram older computers to recognize the year 2000. In addition, Internet growth is expected to be explosive for the next 10 years. Taking full advantage of this trend, we currently have top holdings

                          ----------------------------

                      AS USUAL, WE CONTINUED TO MANAGE THE

                    FUND WITH OUR DISCIPLINED, EARNINGS-DRI-

                    VEN STOCK SELECTION PROCESS, LOOKING AT

                    THE UNDERLYING FUNDAMENTALS OF INDIVID-

                     UAL COMPANIES, NOT THE OVERALL MARKET.

                          ----------------------------



          See important Fund and index disclosures inside front cover.



                              AIM SUMMIT FUND, INC.

                       ANNUAL REPORT / MANAGERS' OVERVIEW




in companies that build and maintain the Internet, as well as in those companies that create content and sell merchandise, such as America Online and software developer Compuware.

THE FUND ALSO INVESTS IN THE SMALL- AND MID-CAP SECTORS. ANY NEW DEVELOPMENTS IN THESE AREAS?
AIM Summit Fund, Inc. is a truly diversified growth-oriented mutual fund with 226 holdings in small-, medium-, and large-sized firms. Although large-cap stocks have led performance in the past several years, many analysts believe that growth may be returning to the small- and midcap markets.
    Historically, smaller-company stocks do better than large-company stocks when the Fed eases monetary policy. We were encouraged to note that this was true after the Fed began lowering interest rates in September. From the Fed's first interest-rate cut on September 29 through the October 31 close of the fiscal year, midcaps outperformed large caps, with the S&P 400 advancing 6.85% while the large-cap S&P 500 rose 4.84%.
    Secondly, the relative valuations of mid-cap stocks are attractive compared to their large-cap counterparts, as market analysts predict a higher earnings growth rate for mid-caps than for large caps. Finally, recent turmoil in foreign markets and its possible negative impact on big multinational companies may prompt investors to put their assets into smaller, more domestically oriented companies.
    We believe that, ultimately, these advantages should translate into strong market performance for these sectors. Accordingly, the Fund may soon feature more small- and mid-cap stocks due to their strong growth rate and compelling valuations.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?
By and large, we are optimistic that the U.S. market has performed a turnaround, coming back from the steep declines in the summer. Market analysts are optimistic that the U.S. will avoid a recession in 1999. Economic growth seems to be decelerating, so low inflation and low interest rates should continue. Given the Fund's time-tested, disciplined approach to investing and our shareholders' commitment to stay fully invested for the long term, we believe that AIM Summit Fund, Inc. is well-positioned to take advantage of any market environment.

PORTFOLIO COMPOSITION
As of 10/31/98, based on total net assets

====================================================================================================
TOP 10 EQUITY HOLDINGS                       TOP 10 INDUSTRIES
----------------------------------------------------------------------------------------------------
  1. Dell Computer Corp.            3.01%      1. Computers (Software & Services)            13.77%
  2. Microsoft Corp.                2.60       2. Computers (Hardware)                        5.50
  3. America Online, Inc.           1.53       3. Computers (Networking)                      4.09
  4. EMC Corp.                      1.41       4. Financial (Diversified)                     3.93
  5. Compuware Corp.                1.36       5. Health Care (Medical Products & Supplies)   3.45
  6. Guidant Corp.                  1.30       6. Telephone                                   3.25
  7. Cisco Systems, Inc.            1.29       7. Computers (Peripherals)                     2.94
  8. MCI WorldCom, Inc.             1.28       8. Broadcasting (Television, Radio & Cable)    2.90
  9. Lucent Technologies, Inc.      1.23       9. Health Care (Diversified)                   2.41
 10. Ascend Communications, Inc.    1.18      10. Retail (General Merchandise)                2.31
====================================================================================================

Please keep in mind the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.

                          ----------------------------

                         THE FUND MAY SOON FEATURE MORE

                        SMALL-AND MID-CAP STOCKS DUE TO

                           THEIR STRONG RATE AND COM-

                              PELLING VALUATIONS.

                          ----------------------------

          See important Fund and index disclosures inside front cover.


                             AIM SUMMIT FUND, INC.

                       ANNUAL REPORT / PERFORMANCE HISTORY




YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM SUMMIT FUND, INC. VS. BENCHMARK INDEX

10/31/88-10/31/98

-----------------------------------------------------------------------
                 AIM SUMMIT               S&P 500        LIPPER GROWTH
                       FUND           STOCK INDEX           FUND INDEX
-----------------------------------------------------------------------

10/31/88             10,000                10,000                10,000

10/31/89             12,497                12,628                12,526

10/31/90             11,990                11,686                10,919

10/31/91             16,998                15,596                15,444

10/31/92             18,444                17,147                16,650

10/31/93             21,445                19,703                19,810

10/31/94             21,567                20,462                20,215

10/31/95             28,271                25,861                25,062

10/31/96             32,684                32,082                29,321

10/31/97             42,009                42,376                37,640

10/31/98             45,997                51,701                42,864
=======================================================================

Past performance cannot guarantee comparable future results.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

=======================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/98, including sales charges

10 Years                    15.46%
5 Years                     14.44
1 Year                       0.18*

*9.49%, excluding sales charges
=======================================================================

Sources: Towers Data Systems HYPO--Registered Trademark--, Lipper Analytical Services, Inc.
    Your Fund's total return includes applicable sales charges, expenses, and management fees. For Fund performance calculations, and descriptions of indexes cited on this page, please refer to the inside front cover.

ABOUT THIS CHART
The chart compares your Fund's shares to benchmark indexes. It is intended to give you a general idea of how your Fund performed compared to these benchmarks. It is important to understand differences between your Fund and these indexes. An index measures performance of a hypothetical portfolio. A market index such as the Standard & Poor's 500 is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. An index of funds such as the Lipper Growth Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.


                              AIM SUMMIT FUND, INC.

                         YEAR 2000 READINESS DISCLOSURE




[GRAPHIC IMAGE]

AIM PREPARES FOR THE YEAR 2000

THE YEAR 2000. THE WORDS STIR THE IMAGINATION, MAKING US WONDER WHAT THE NEXT MILLENNIUM WILL BRING. BUT THE WORDS ARE ALSO STARTING TO MAKE SOME PEOPLE WORRY, SINCE THERE'S BEEN SO MUCH TALK LATELY ABOUT A COMPUTER GLITCH CALLED "THE YEAR 2000 PROBLEM." BECAUSE THIS IS A PROBLEM THAT COULD AFFECT MOST AMERICAN INDUSTRIES, INCLUDING THE MUTUAL FUND INDUSTRY, WE WANT TO BRING YOU THIS UPDATE TO LET YOU KNOW HOW AIM IS GETTING READY.

WHAT IS THE YEAR 2000 PROBLEM?
It has to do with the way that computers understand dates. Most computers were programmed to recognize only the last two digits of a four-digit date ("98" for 1998). When the year 2000 hits, the computer will read "00"--but it may interpret that as the year 1900. So, if the computer makes a calculation involving a date of January 1, 2000, or later, it could be processed incorrectly. Date-sensitive calculations are found in all kinds of places--from elevators to air traffic control systems--but they are especially prevalent in the financial services industry.

AIM'S YEAR 2000 COMPLIANCE
AIM's technology team has been addressing Year 2000 issues for some time now. Our internal team, together with an independent technology consultant, are implementing a comprehensive Year 2000 Compliance Project for A I M Management Group Inc. and its subsidiaries.
    So far, we've inventoried all software applications that we rely on, and we've identified the applications that might need adjustments to function properly when the year 2000 arrives. We are now in the final phase of the project, making corrections and testing applications that need adjustment. We plan to complete this phase during the fourth quarter of 1998.

AN INDUSTRY-WIDE TEST
In the spring of 1999, AIM intends to participate in industry-wide testing that should simulate the arrival of the year 2000. This should allow mutual fund companies, banks, exchanges, and other players in the financial community to test various kinds of transactions and to determine if any further adjustments need to be made before the end of the year.
    We believe our plans are quite comprehensive, and we're committed to monitoring all software applications through the critical period, extending as far as needed into the 21st century.


                              AIM SUMMIT FUND, INC.

SCHEDULE OF INVESTMENTS

October 31, 1998

                                                     MARKET
                                     SHARES          VALUE
DOMESTIC COMMON STOCKS-95.13%

AEROSPACE/DEFENSE-1.59%

General Dynamics Corp.                 270,000   $   15,980,625
---------------------------------------------------------------
Gulfstream Aerospace Corp.(a)          100,000        4,425,000
---------------------------------------------------------------
Sundstrand Corp.                       185,000        8,683,438
---------------------------------------------------------------
                                                     29,089,063
---------------------------------------------------------------

AIRLINES-0.68%

Southwest Airlines Co.                  60,000        1,271,250
---------------------------------------------------------------
UAL Corp.                              173,000       11,234,188
---------------------------------------------------------------
                                                     12,505,438
---------------------------------------------------------------

AUTOMOBILES-0.67%

Ford Motor Co.                         225,000       12,206,250
---------------------------------------------------------------

BANKS (MAJOR REGIONAL)-0.15%

Northern Trust Corp.                    36,000        2,655,000
---------------------------------------------------------------

BANKS (REGIONAL)-0.51%

AmSouth Bancorporation                  52,500        2,103,281
---------------------------------------------------------------
First Tennessee National Corp.          29,100          922,106
---------------------------------------------------------------
Hibernia Corp.-Class A                  85,000        1,418,438
---------------------------------------------------------------
North Fork Bancorporation, Inc.        100,000        1,987,500
---------------------------------------------------------------
Star Banc Corp.                         37,000        2,798,125
---------------------------------------------------------------
                                                      9,229,450
---------------------------------------------------------------

BIOTECHNOLOGY-1.15%

Amgen, Inc.(a)                         112,000        8,799,000
---------------------------------------------------------------
Biogen, Inc.(a)                        175,000       12,162,500
---------------------------------------------------------------
                                                     20,961,500
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-2.90%

Chancellor Media Corp.(a)              300,000       11,512,500
---------------------------------------------------------------
Clear Channel Communications,
  Inc.(a)                               80,000        3,645,000
---------------------------------------------------------------
Comcast Corp.-Class A                  400,000       19,750,000
---------------------------------------------------------------
Liberty Media Group(a)                 125,000        4,757,813
---------------------------------------------------------------
Tele-Communications, Inc.-Class
  A(a)                                 300,000       12,637,500
---------------------------------------------------------------
Univision Communications, Inc.(a)       25,600          755,200
---------------------------------------------------------------
                                                     53,058,013
---------------------------------------------------------------

BUILDING MATERIALS-0.47%

USG Corp.                              180,000        8,583,750
---------------------------------------------------------------

CHEMICALS-0.43%

Rohm & Haas Co.                        231,600        7,816,500
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-1.49%

Andrew Corp.(a)                         19,300          316,037
---------------------------------------------------------------
General Instrument Corp.(a)            175,000        4,495,313
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
COMMUNICATIONS EQUIPMENT-(CONTINUED)

Lucent Technologies, Inc.              280,000   $   22,452,500
---------------------------------------------------------------
                                                     27,263,850
---------------------------------------------------------------

COMPUTERS (HARDWARE)-5.50%

Apple Computer, Inc.(a)                150,000        5,568,750
---------------------------------------------------------------
Comdisco, Inc.                         262,600        4,053,887
---------------------------------------------------------------
Dell Computer Corp.(a)                 840,000       55,125,000
---------------------------------------------------------------
Gateway 2000, Inc.(a)                  200,000       11,162,500
---------------------------------------------------------------
IDX Systems Corp.(a)                   150,000        6,356,250
---------------------------------------------------------------
International Business Machines
  Corp.                                123,600       18,346,875
---------------------------------------------------------------
                                                    100,613,262
---------------------------------------------------------------

COMPUTERS (NETWORKING)-4.09%

3Com Corp.(a)                          500,000       18,031,250
---------------------------------------------------------------
Ascend Communications, Inc.(a)         448,750       21,652,187
---------------------------------------------------------------
Broadcom Corp.(a)                      140,000       11,611,250
---------------------------------------------------------------
Cisco Systems, Inc.(a)                 375,000       23,625,000
---------------------------------------------------------------
                                                     74,919,687
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-2.71%

EMC Corp.(a)                           400,000       25,750,000
---------------------------------------------------------------
Jabil Circuit, Inc.(a)                 200,000        9,262,500
---------------------------------------------------------------
Lexmark International Group,
  Inc.(a)                              160,000       11,190,000
---------------------------------------------------------------
Storage Technology Corp.(a)            100,000        3,343,750
---------------------------------------------------------------
                                                     49,546,250
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-13.77%

America Online, Inc.                   220,000       27,953,750
---------------------------------------------------------------
Aspect Development, Inc.(a)            100,000        3,159,375
---------------------------------------------------------------
AT Home Corporation(a)                 100,000        4,425,000
---------------------------------------------------------------
BMC Software, Inc.(a)                  330,000       15,860,625
---------------------------------------------------------------
Cadence Design Systems, Inc.(a)        150,000        3,206,250
---------------------------------------------------------------
Citrix Systems, Inc.(a)                 80,000        5,670,000
---------------------------------------------------------------
Computer Sciences Corp.(a)             130,000        6,857,500
---------------------------------------------------------------
Compuware Corp.(a)                     460,000       24,926,250
---------------------------------------------------------------
Concord EFS, Inc.(a)                   407,650       11,618,025
---------------------------------------------------------------
Electronic Arts, Inc.(a)                50,000        2,056,250
---------------------------------------------------------------
Electronics for Imaging, Inc.(a)       200,000        4,812,500
---------------------------------------------------------------
Engineering Animation, Inc.(a)         200,000        8,762,500
---------------------------------------------------------------
GeoCities(a)                            67,800        1,995,862
---------------------------------------------------------------
HBO & Co.                              300,000        7,875,000
---------------------------------------------------------------
Inktomi Corp.(a)                        60,000        5,058,750
---------------------------------------------------------------
Intuit, Inc.(a)                        150,000        7,575,000
---------------------------------------------------------------
J.D. Edwards & Co.(a)                   60,000        1,965,000
---------------------------------------------------------------
Jack Henry & Associates, Inc.          220,000       10,037,500
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

Lycos, Inc.(a)                         250,000   $   10,156,250
---------------------------------------------------------------
Microsoft Corp.(a)                     450,000       47,643,750
---------------------------------------------------------------
Network Associates, Inc.(a)             42,300        1,797,750
---------------------------------------------------------------
Sterling Commerce, Inc.(a)             109,211        3,849,687
---------------------------------------------------------------
Sterling Software, Inc.(a)              78,000        2,042,625
---------------------------------------------------------------
Unisys Corp.(a)                        450,000       11,981,250
---------------------------------------------------------------
Wind River Systems(a)                  100,000        4,381,250
---------------------------------------------------------------
Yahoo! Inc.(a)                         125,000       16,355,468
---------------------------------------------------------------
                                                    252,023,167
---------------------------------------------------------------

CONSUMER (JEWELRY, NOVELTIES & GIFTS)-0.15%

Blyth Industries, Inc.(a)              100,000        2,762,500
---------------------------------------------------------------

CONSUMER FINANCE-0.31%

Capital One Financial Corp.             54,900        5,586,075
---------------------------------------------------------------

DISTRIBUTORS (FOOD &
  HEALTH)-0.79%

Cardinal Health, Inc.                  124,800       11,801,400
---------------------------------------------------------------
SUPERVALU, INC                          79,200        1,900,800
---------------------------------------------------------------
Sysco Corp.                             27,000          727,312
---------------------------------------------------------------
                                                     14,429,512
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-1.90%

American Power Conversion
  Corp.(a)                             100,000        4,243,750
---------------------------------------------------------------
General Electric Co.                   140,000       12,250,000
---------------------------------------------------------------
Sanmina Corp.(a)                        23,300          955,300
---------------------------------------------------------------
Solectron Corp.(a)                     200,000       11,450,000
---------------------------------------------------------------
Symbol Technologies, Inc.              130,000        5,817,500
---------------------------------------------------------------
                                                     34,716,550
---------------------------------------------------------------

ELECTRONIC COMPANIES-0.70%

DTE Energy Co.                         300,000       12,787,500
---------------------------------------------------------------

ELECTRONICS
  (INSTRUMENTATION)-0.19%

Perkin-Elmer Corp.                      11,900        1,003,319
---------------------------------------------------------------
Waters Corp.(a)                         32,600        2,396,100
---------------------------------------------------------------
                                                      3,399,419
---------------------------------------------------------------

ELECTRONICS
  (SEMICONDUCTORS)-1.29%

Intel Corp.                            125,000       11,148,437
---------------------------------------------------------------
Maxim Integrated Products,
  Inc.(a)                              157,000        5,602,937
---------------------------------------------------------------
Microchip Technology, Inc.(a)          175,500        4,749,469
---------------------------------------------------------------
PMC-Sierra, Inc.(a)                     50,000        2,243,750
---------------------------------------------------------------
                                                     23,744,593
---------------------------------------------------------------

ENTERTAINMENT-0.84%

Pixar, Inc.(a)                          50,000        2,375,000
---------------------------------------------------------------
Time Warner, Inc.                      115,000       10,673,437
---------------------------------------------------------------
Viacom, Inc.-Class B(a)                 40,500        2,424,937
---------------------------------------------------------------
                                                     15,473,374
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
FINANCIAL (DIVERSIFIED)-3.93%

American Express Co.                    50,000   $    4,418,750
---------------------------------------------------------------
Associates First Capital
  Corp.-Class A                         58,969        4,157,314
---------------------------------------------------------------
Fannie Mae                             104,600        7,406,987
---------------------------------------------------------------
FINOVA Group, Inc.                      51,600        2,515,500
---------------------------------------------------------------
Freddie Mac                            280,000       16,100,000
---------------------------------------------------------------
MGIC Investment Corp.                  260,000       10,140,000
---------------------------------------------------------------
Morgan Stanley, Dean Witter,
  Discover & Co.                       154,000        9,971,500
---------------------------------------------------------------
SunAmerica, Inc.                       245,000       17,272,500
---------------------------------------------------------------
                                                     71,982,551
---------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-2.41%

Abbott Laboratories                    127,000        5,961,063
---------------------------------------------------------------
Allergan, Inc.                         260,000       16,233,750
---------------------------------------------------------------
American Home Products Corp.            80,000        3,900,000
---------------------------------------------------------------
Johnson & Johnson                       64,000        5,216,000
---------------------------------------------------------------
Warner-Lambert Co.                     164,100       12,861,337
---------------------------------------------------------------
                                                     44,172,150
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-1.44%

Mylan Laboratories, Inc.               440,000       15,152,500
---------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)        200,000       11,125,000
---------------------------------------------------------------
                                                     26,277,500
---------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-2.21%

Lilly (Eli) & Co.                       76,800        6,216,000
---------------------------------------------------------------
Merck & Co., Inc.                       67,500        9,129,375
---------------------------------------------------------------
Pfizer, Inc.                           160,000       17,170,000
---------------------------------------------------------------
Schering-Plough Corp.                   77,600        7,983,100
---------------------------------------------------------------
                                                     40,498,475
---------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-0.49%

Health Management Associates,
  Inc.-Class A(a)                      285,000        5,076,562
---------------------------------------------------------------
Universal Health Services,
  Inc.-Class B(a)                       77,100        3,956,194
---------------------------------------------------------------
                                                      9,032,756
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-3.45%

Allegiance Corp.                       142,600        5,302,938
---------------------------------------------------------------
Arterial Vascular Engineering,
  Inc.(a)                              139,400        4,286,550
---------------------------------------------------------------
Becton, Dickinson & Co.                490,000       20,641,250
---------------------------------------------------------------
Boston Scientific Corp.(a)              50,000        2,721,875
---------------------------------------------------------------
Guidant Corp.                          310,000       23,715,000
---------------------------------------------------------------
Sofamor Danek Group, Inc.(a)            13,000        1,321,125
---------------------------------------------------------------
Stryker Corp.                           91,100        3,820,506
---------------------------------------------------------------
Sybron International Corp.(a)           53,500        1,324,125
---------------------------------------------------------------
                                                     63,133,369
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-0.60%

Alza Corp.(a)                           68,000        3,255,500
---------------------------------------------------------------
Omnicare, Inc.                         100,900        3,487,356
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
HEALTH CARE (SPECIALIZED SERVICES)-(CONTINUED)

Orthodontic Centers of America,
  Inc.(a)                              100,000   $    1,893,750
---------------------------------------------------------------
Quintiles Transnational Corp.(a)        53,400        2,416,350
---------------------------------------------------------------
                                                     11,052,956
---------------------------------------------------------------

HOMEBUILDING-0.17%

Clayton Homes, Inc.                    196,300        3,030,381
---------------------------------------------------------------

HOUSEHOLD FURNISHINGS & APPLIANCES-0.72%

Maytag Corp.                           265,000       13,100,938
---------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES)-0.42%

Clorox Co.                              21,700        2,370,725
---------------------------------------------------------------
Procter & Gamble Co. (The)              60,000        5,332,500
---------------------------------------------------------------
                                                      7,703,225
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-1.10%

Equitable Companies, Inc.              254,000       12,446,000
---------------------------------------------------------------
Nationwide Financial Services,
  Inc.-Class A                          50,500        2,095,750
---------------------------------------------------------------
Provident Companies, Inc.              100,000        2,906,250
---------------------------------------------------------------
ReliaStar Financial Corp.               62,000        2,716,375
---------------------------------------------------------------
                                                     20,164,375
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-0.70%

American International Group,
  Inc.                                  30,000        2,557,500
---------------------------------------------------------------
Lincoln National Corp.                 135,000       10,243,125
---------------------------------------------------------------
                                                     12,800,625
---------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY)-0.61%

Allstate Corp. (The)                   240,000       10,335,000
---------------------------------------------------------------
Progressive Corp.                        6,200          912,950
---------------------------------------------------------------
                                                     11,247,950
---------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-1.01%

Paine Webber Group, Inc.               267,000        8,927,812
---------------------------------------------------------------
Schwab (Charles) Corp.                 200,000        9,587,500
---------------------------------------------------------------
                                                     18,515,312
---------------------------------------------------------------

INVESTMENT MANAGEMENT-0.71%

Franklin Resources, Inc.                88,000        3,327,500
---------------------------------------------------------------
T. Rowe Price Associates, Inc.         272,200        9,680,112
---------------------------------------------------------------
                                                     13,007,612
---------------------------------------------------------------

LODGING-HOTELS-0.48%

Carnival Corp.                         272,000        8,806,000
---------------------------------------------------------------

MACHINERY (DIVERSIFIED)-0.93%

Caterpillar, Inc.                      185,000        8,325,000
---------------------------------------------------------------
Ingersoll-Rand Co.                     172,500        8,711,250
---------------------------------------------------------------
                                                     17,036,250
---------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-1.81%

Hillenbrand Industries, Inc.            34,800        2,059,725
---------------------------------------------------------------
Pentair, Inc.                           19,200          722,400
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
MANUFACTURING (DIVERSIFIED)-(CONTINUED)

Premark International, Inc.            285,000   $    9,030,937
---------------------------------------------------------------
Tyco International Ltd.                100,000        6,193,750
---------------------------------------------------------------
United Technologies Corp.              158,000       15,049,500
---------------------------------------------------------------
                                                     33,056,312
---------------------------------------------------------------

NATURAL GAS-1.35%

Coastal Corp. (The)                    420,000       14,805,000
---------------------------------------------------------------
Columbia Energy Group                  171,900        9,948,713
---------------------------------------------------------------
                                                     24,753,713
---------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-0.49%

Cooper Cameron Corp.(a)                100,000        3,475,000
---------------------------------------------------------------
Varco International, Inc.(a)           500,000        5,406,250
---------------------------------------------------------------
                                                      8,881,250
---------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-0.15%

Apache Corp.                            97,000        2,746,313
---------------------------------------------------------------

OIL & GAS (REFINING & MARKETING)-1.03%

Ashland, Inc.                          200,000        9,625,000
---------------------------------------------------------------
Sun Company, Inc.                      270,000        9,264,375
---------------------------------------------------------------
                                                     18,889,375
---------------------------------------------------------------

PERSONAL CARE-0.09%

Rexall Sundown, Inc.(a)                 96,200        1,725,588
---------------------------------------------------------------

PHOTOGRAPHY/IMAGING-0.59%

Eastman Kodak Co.                      139,000       10,772,500
---------------------------------------------------------------

PUBLISHING-0.15%

McGraw-Hill Companies, Inc. (The)       30,000        2,698,125
---------------------------------------------------------------

PUBLISHING (NEWSPAPERS)-0.58%

Knight-Ridder, Inc.                    210,000       10,696,875
---------------------------------------------------------------

RAILROADS-0.25%

Kansas City Southern Industries,
  Inc.                                 120,000        4,635,000
---------------------------------------------------------------

RESTAURANTS-0.26%

Starbucks Corp.(a)                      45,000        1,951,875
---------------------------------------------------------------
Tricon Global Restaurants,
  Inc.(a)                               65,000        2,827,500
---------------------------------------------------------------
                                                      4,779,375
---------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-1.29%

Home Depot, Inc.                       278,800       12,127,800
---------------------------------------------------------------
Lowe's Companies, Inc.                 340,000       11,453,750
---------------------------------------------------------------
                                                     23,581,550
---------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-1.65%

Best Buy Co., Inc.(a)                  317,400       15,235,200
---------------------------------------------------------------
CDW Computer Centers, Inc.(a)           90,000        6,744,375
---------------------------------------------------------------
Ingram Micro, Inc.-Class A(a)          121,300        5,519,150
---------------------------------------------------------------
Tandy Corp.                             55,000        2,725,938
---------------------------------------------------------------
                                                     30,224,663
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
RETAIL (DEPARTMENT STORES)-0.82%

Federated Department Stores,
  Inc.(a)                              265,000   $   10,185,938
---------------------------------------------------------------
Kohl's Corp.(a)                        100,000        4,781,250
---------------------------------------------------------------
                                                     14,967,188
---------------------------------------------------------------

RETAIL (DISCOUNTERS)-0.44%

Dollar General Corp.                    91,656        2,188,287
---------------------------------------------------------------
Dollar Tree Stores, Inc.(a)            150,000        5,784,375
---------------------------------------------------------------
                                                      7,972,662
---------------------------------------------------------------

RETAIL (DRUG STORES)-0.74%

CVS Corp.                              102,160        4,667,435
---------------------------------------------------------------
Rite Aid Corp.                         223,000        8,850,313
---------------------------------------------------------------
                                                     13,517,748
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-1.84%

Albertson's, Inc.                       27,400        1,522,413
---------------------------------------------------------------
Kroger Co.(a)                          275,500       15,290,250
---------------------------------------------------------------
Safeway, Inc.(a)                       351,314       16,797,200
---------------------------------------------------------------
                                                     33,609,863
---------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-2.31%

Costco Companies, Inc.(a)              250,000       14,187,500
---------------------------------------------------------------
Dayton Hudson Corp.                    289,000       12,246,375
---------------------------------------------------------------
Fred Meyer, Inc.(a)                    135,700        7,234,506
---------------------------------------------------------------
Wal-Mart Stores, Inc.                  125,000        8,625,000
---------------------------------------------------------------
                                                     42,293,381
---------------------------------------------------------------

RETAIL (SPECIALTY)-1.80%

Bed Bath & Beyond, Inc.(a)             225,000        6,201,563
---------------------------------------------------------------
Linens 'N Things, Inc.(a)              100,000        3,093,750
---------------------------------------------------------------
Office Depot, Inc.(a)                  380,000        9,500,000
---------------------------------------------------------------
Staples, Inc.(a)                       372,900       12,165,862
---------------------------------------------------------------
Williams-Sonoma, Inc.(a)                70,000        1,907,500
---------------------------------------------------------------
                                                     32,868,675
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-1.33%

Abercrombie & Fitch Co.-Class
  A(a)                                  43,000        1,706,563
---------------------------------------------------------------
Gap, Inc.                              135,000        8,116,875
---------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)         157,500        3,819,375
---------------------------------------------------------------
TJX Companies, Inc.                    568,000       10,756,500
---------------------------------------------------------------
                                                     24,399,313
---------------------------------------------------------------

SAVINGS & LOAN COMPANIES-1.72%

Dime Bancorp, Inc.                     185,000        4,405,313
---------------------------------------------------------------
GreenPoint Financial Corp.             200,000        6,562,500
---------------------------------------------------------------
Washington Mutual, Inc.                546,000       20,440,875
---------------------------------------------------------------
                                                     31,408,688
---------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-0.85%

Omnicom Group, Inc.                    150,000        7,415,625
---------------------------------------------------------------
Outdoor Systems, Inc.(a)               300,000        6,618,750
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
SERVICES (ADVERTISING/MARKETING)-(CONTINUED)

Snyder Communications, Inc.(a)          45,000   $    1,605,938
---------------------------------------------------------------
                                                     15,640,313
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-1.46%

Cintas Corp.                           101,900        5,451,650
---------------------------------------------------------------
G & K Services, Inc.-Class A            20,000          915,000
---------------------------------------------------------------
IMS Health, Inc.                        30,000        1,995,000
---------------------------------------------------------------
Service Corp. International            334,700       11,923,687
---------------------------------------------------------------
Stewart Enterprises, Inc.-Class A      176,000        4,059,000
---------------------------------------------------------------
Viad Corp.                              84,400        2,315,725
---------------------------------------------------------------
                                                     26,660,062
---------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-0.33%

Gartner Group, Inc.-Class A(a)          65,000        1,291,875
---------------------------------------------------------------
Policy Management Systems
  Corp.(a)                              31,700        1,440,369
---------------------------------------------------------------
SunGard Data Systems, Inc.(a)           99,000        3,341,250
---------------------------------------------------------------
                                                      6,073,494
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-1.68%

Ceridian Corp.(a)                       54,900        3,149,888
---------------------------------------------------------------
CSG Systems International,
  Inc.(a)                               65,500        3,569,750
---------------------------------------------------------------
DST Systems, Inc.(a)                    49,700        2,485,000
---------------------------------------------------------------
Equifax, Inc.                          120,600        4,665,713
---------------------------------------------------------------
Fiserv, Inc.(a)                        124,650        5,796,224
---------------------------------------------------------------
National Data Corp.                     80,000        2,710,000
---------------------------------------------------------------
NOVA Corp.(a)                           71,500        2,064,563
---------------------------------------------------------------
Paychex, Inc.                          128,025        6,369,243
---------------------------------------------------------------
                                                     30,810,381
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.13%

Level 3 Communications, Inc.(a)         75,000        2,442,188
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-1.86%

AT&T Corp.                             170,000       10,582,500
---------------------------------------------------------------
MCI WorldCom, Inc.(a)                  422,926       23,366,662
---------------------------------------------------------------
                                                     33,949,162
---------------------------------------------------------------

TELEPHONE-3.25%

BellSouth Corp.                        215,000       17,159,688
---------------------------------------------------------------
Century Telephone Enterprises,
  Inc.                                 260,000       14,771,250
---------------------------------------------------------------
Qwest Communications
  International, Inc.(a)               350,000       13,693,750
---------------------------------------------------------------
US West, Inc.                          240,000       13,770,000
---------------------------------------------------------------
                                                     59,394,688
---------------------------------------------------------------

TEXTILES (APPAREL)-0.48%

VF Corp.                               210,000        8,780,625
---------------------------------------------------------------

TEXTILES (HOME FURNISHINGS)-0.09%

Shaw Industries, Inc.                  100,000        1,737,500
---------------------------------------------------------------

WASTE MANAGEMENT-0.65%

Allied Waste Industries, Inc.(a)       190,500        4,119,563
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
WASTE MANAGEMENT-(CONTINUED)

Waste Management, Inc.                 172,825   $    7,798,728
---------------------------------------------------------------
                                                     11,918,291
---------------------------------------------------------------
    Total Domestic Common Stocks
      (Cost $1,199,747,436)                       1,740,817,989
---------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY INTERESTS-2.18%

FINLAND-0.58%

Nokia Oyj A.B.-Class A-ADR
  (Communications Equipment)           115,000       10,702,188
---------------------------------------------------------------

FRANCE-0.23%

Renault S.A.
  (Automobiles)                        100,000        4,276,428
---------------------------------------------------------------

GERMANY-0.97%

Daimler-Benz A.G.-ADR
  (Automobiles)                        110,000        8,669,375
---------------------------------------------------------------
Porsche A.G.
  (Automobiles)                          5,000        8,851,429
---------------------------------------------------------------
                                                     17,520,804
---------------------------------------------------------------

IRELAND-0.40%

Elan Corp. PLC-ADR(a)(Health
  Care-Drugs-Generic & Other)          105,000        7,356,562
---------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $32,977,810)                                   39,855,982
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE
CONVERTIBLE CORPORATE BONDS-0.23%
COMPUTERS (PERIPHERALS)-0.23%
EMC Corp., Conv. Sub. Notes,
  3.25%, 03/15/02 (Cost
  $1,963,721)                      $ 1,450,000   $    4,188,688
---------------------------------------------------------------
RIGHTS & WARRANTS-0.01%
BANKS (REGIONAL)-0.01%
Golden State Bancorp, Litigation
  Wts., expiring 01/01/01(a)
  (Cost $281,640)                       50,000          243,750
---------------------------------------------------------------
REPURCHASE AGREEMENT-2.40%(b)
Dean Witter Reynolds, Inc.,
  5.55%, 11/02/98(c) (Cost
  $43,998,698)                      43,998,698       43,998,698
---------------------------------------------------------------
TOTAL INVESTMENTS-99.95%                          1,829,105,107
---------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-0.05%                                     927,121
---------------------------------------------------------------
NET ASSETS-100.00%                               $1,830,032,228
===============================================================

Abbreviations:

ADR   - American Depositary Receipt
Conv. - Convertible
Sub.  - Subordinated
Wts.  - Warrants

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(c) Joint repurchase agreement entered into 10/30/98 with a maturing value of $300,138,750. Collateralized by $307,841,000 U.S. Government obligations, 0% to 10.35% due 11/06/98 to 01/21/28 with an aggregate market value at 10/31/98 of $306,000,942.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1998

ASSETS:

Investments, at market value (cost
  $1,278,969,305)                              $1,829,105,107
-------------------------------------------------------------
Receivables for:
  Investments sold                                  3,181,065
-------------------------------------------------------------
  Capital stock sold                                  671,854
-------------------------------------------------------------
  Dividends and interest                              974,357
-------------------------------------------------------------
Investment for deferred compensation plan              37,349
-------------------------------------------------------------
Other assets                                           14,821
-------------------------------------------------------------
    Total assets                                1,833,984,553
-------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                             1,635,755
-------------------------------------------------------------
  Capital stock reacquired                          1,160,787
-------------------------------------------------------------
  Deferred compensation                                37,349
-------------------------------------------------------------
Accrued advisory fees                                 912,099
-------------------------------------------------------------
Accrued administrative services fees                    6,377
-------------------------------------------------------------
Accrued directors' fees                                 1,450
-------------------------------------------------------------
Accrued operating expenses                            198,508
-------------------------------------------------------------
    Total liabilities                               3,952,325
-------------------------------------------------------------
Net assets applicable to shares outstanding    $1,830,032,228
=============================================================
Capital stock, $0.01 par value per share:
  Authorized                                    1,000,000,000
-------------------------------------------------------------
  Outstanding                                     122,336,309
-------------------------------------------------------------
Net asset value and redemption price per
  share                                        $        14.96
=============================================================

STATEMENT OF OPERATIONS
For the year ended October 31, 1998

INVESTMENT INCOME:

Dividends (net of $280,834 foreign withholding
  tax)                                          $ 11,487,830
------------------------------------------------------------
Interest                                           4,521,585
------------------------------------------------------------
    Total investment income                       16,009,415
------------------------------------------------------------

EXPENSES:

Advisory fees                                     11,372,220
------------------------------------------------------------
Administrative services fees                          72,766
------------------------------------------------------------
Custodian fees                                       178,755
------------------------------------------------------------
Directors' fees                                       18,269
------------------------------------------------------------
Transfer agent fees                                   39,271
------------------------------------------------------------
Other                                                271,355
------------------------------------------------------------
    Total expenses                                11,952,636
------------------------------------------------------------
Less: Expenses paid indirectly                       (26,905)
------------------------------------------------------------
    Net expenses                                  11,925,731
------------------------------------------------------------
Net investment income                              4,083,684
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FUTURES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          125,907,818
------------------------------------------------------------
  Foreign currencies                                 265,909
------------------------------------------------------------
  Futures contracts                               (2,274,503)
------------------------------------------------------------
  Option contracts written                          (531,869)
------------------------------------------------------------
                                                 123,367,355
------------------------------------------------------------
NET UNREALIZED APPRECIATION OF:
  Investment securities                           30,375,403
------------------------------------------------------------
  Foreign currencies                                   3,322
------------------------------------------------------------
                                                  30,378,725
------------------------------------------------------------
    Net gain from investment securities,
      foreign currencies, futures and option
      contracts                                  153,746,080
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                    $157,829,764
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1998 and 1997

                                                                   1998              1997
                                                              --------------    --------------
OPERATIONS:

  Net investment income                                       $    4,083,684    $    1,608,756
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures and option contracts                     123,367,355       151,798,786
----------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities and
foreign currencies                                                30,378,725       212,044,735
----------------------------------------------------------------------------------------------
       Net increase in net assets resulting from operations      157,829,764       365,452,277
----------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income          (1,659,397)       (3,131,614)
----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains           (156,547,424)     (114,611,563)
----------------------------------------------------------------------------------------------
Net equalization credits (See Note 1)                                     --         2,437,968
----------------------------------------------------------------------------------------------
Share transactions-net                                           180,175,249       139,078,724
----------------------------------------------------------------------------------------------
       Net increase in net assets                                179,798,192       389,225,792
==============================================================================================

NET ASSETS:

  Beginning of period                                          1,650,234,036     1,261,008,244
----------------------------------------------------------------------------------------------
  End of period                                               $1,830,032,228    $1,650,234,036
----------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
  Capital (par value and additional paid-in)                  $1,158,384,602    $  956,102,084
----------------------------------------------------------------------------------------------
  Undistributed net investment income                              4,164,155        23,591,883
----------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies, futures and option
    contracts                                                    117,344,347       150,779,670
----------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities and
    foreign currencies                                           550,139,124       519,760,399
----------------------------------------------------------------------------------------------
                                                              $1,830,032,228    $1,650,234,036
==============================================================================================

NOTES TO FINANCIAL STATEMENTS

October 31, 1998

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Summit Fund, Inc. (the "Fund") is a Maryland corporation registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is capital growth.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations-A security listed or traded on an exchange (except convertible bonds) is valued at the last sales price on the exchange on which the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On October 31, 1998, undistributed net investment income was increased by $255,254 and undistributed net realized gains decreased by $255,254 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
C. Foreign Currency Translations-Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
D. Foreign Currency Contracts-A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
E. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F. Equalization-The Fund previously followed the accounting practice known as equalization by which a portion of the proceeds from sales and costs of repurchases of Fund shares, equivalent on a per share basis to the amount of undistributed net investment income, is credited or charged to undistributed net income when the transaction is recorded so that the undistributed net investment income per share is unaffected by sales or redemptions of Fund shares. Effective November 1, 1997, the Fund discontinued equalization accounting and reclassified the cumulative equalization credits of $22,107,269 from undistributed net investment income to paid-in capital. This change has no effect on the net assets, the results of operations or the net asset value per share of the Fund.
G. Stock Index Futures Contracts-The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in the value of contracts may not correlate with changes in the value of the securities being hedged.
H. Covered Call Options-The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays AIM a fee at the annual rate of 1.0% of the first $10 million of the Fund's average daily net assets, 0.75% of the next $140 million of the Fund's average daily net assets and 0.625% of the Fund's average daily net assets in excess of $150 million. Under the terms of a sub-advisory agreement between AIM and TradeStreet Investment Associates, Inc. ("TradeStreet"), AIM pays TradeStreet a fee at an annual rate of 0.50% of the first $10 million of the Fund's average daily net assets, 0.35% of the next $140 million of the Fund's average daily net assets, 0.225% of the next $550 million of the Fund's average daily net assets and 0.15% of the Fund's average daily net assets in excess of $700 million.
  The Fund, pursuant to an administrative services agreement with AIM, has agreed to reimburse AIM for certain costs incurred in providing accounting services to the Fund. During the year ended October 31, 1998, the Fund reimbursed AIM $72,766 for such services.
  During the year ended October 31, 1998, the Fund paid legal fees of $6,861 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Fund.
  Substantially all shares of the Fund are held of record by State Street Bank & Trust Company as custodian for Summit Investors Plans, a unit investment trust that is sponsored by A I M Distributors, Inc. (an affiliated company of AIM). Certain officers and directors of the Fund are officers of AIM and A I M Distributors, Inc.

NOTE 3-INDIRECT EXPENSES
During the year ended October 31, 1998, the Fund received reductions in custodian fees of $26,905 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $26,905 during the year ended October 31, 1998.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Fund may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.
NOTE 5-BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on May 1, 1998, the Fund was limited to borrowing up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. During the year ended October 31, 1998, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1998 was $1,469,938,551 and $1,409,377,755, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities as of October 31, 1998, on a tax basis, is as follows:

Aggregate unrealized appreciation of
  investment securities                      $576,816,675
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (27,900,704)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $548,915,971
=========================================================
* Cost of investments for tax purposes is $1,280,189,136.

NOTE 7-CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 1998 and 1997 were as follows:

                                  1998                         1997
                       ---------------------------   -------------------------
                         SHARES         AMOUNT         SHARES        AMOUNT
                       -----------   -------------   ----------   ------------
Sold                    13,962,660   $ 208,683,626    8,716,348   $114,553,393
------------------------------------------------------------------------------
Issued as reinvest-
  ment of dividends     11,672,671     154,897,796    9,816,281    113,770,753
------------------------------------------------------------------------------
Reacquired             (12,194,909)   (183,406,173)  (6,706,799)   (89,245,422)
------------------------------------------------------------------------------
                        13,440,422   $ 180,175,249   11,825,830   $139,078,724
==============================================================================

NOTE 8-OPTION CONTRACTS WRITTEN

Transactions in call options written during the year ended October 31, 1998 are summarized as follows:

                                            OPTION CONTRACTS
                                         -----------------------
                                         NUMBER OF     PREMIUMS
                                         CONTRACTS     RECEIVED
                                          ------      ----------
Beginning of period                           --      $       --
---------------------------------------   ------      ----------
Written                                    3,452       1,420,661
---------------------------------------   ------      ----------
Closed                                    (1,752)       (458,918)
---------------------------------------   ------      ----------
Exercised                                 (1,700)       (961,743)
---------------------------------------   ------      ----------
End of period                                 --      $       --
=======================================   ======      ==========

NOTE 9-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of capital stock outstanding during each of the years in the five-year period ended October 31, 1998.

                                                  1998           1997         1996         1995        1994
                                               ----------     ----------   ----------   ----------   --------
Net asset value, beginning of period           $    15.15     $    12.99   $    12.14   $     9.78   $  10.46
---------------------------------------------  ----------     ----------   ----------   ----------   --------
Income from investment operations:
  Net investment income                              0.03           0.02         0.04         0.04       0.10
---------------------------------------------  ----------     ----------   ----------   ----------   --------
  Net gains (losses) on securities (both
    realized and unrealized)                         1.23           3.34         1.69         2.81      (0.04)
---------------------------------------------  ----------     ----------   ----------   ----------   --------
    Total from investment operations                 1.26           3.36         1.73         2.85       0.06
---------------------------------------------  ----------     ----------   ----------   ----------   --------
Less distributions:
  Dividends from net investment income              (0.02)         (0.03)       (0.03)       (0.10)     (0.10)
---------------------------------------------  ----------     ----------   ----------   ----------   --------
  Distributions from net realized gains             (1.43)         (1.17)       (0.85)       (0.39)     (0.64)
---------------------------------------------  ----------     ----------   ----------   ----------   --------
    Total distributions                             (1.45)         (1.20)       (0.88)       (0.49)     (0.74)
---------------------------------------------  ----------     ----------   ----------   ----------   --------
Net asset value, end of period                 $    14.96     $    15.15   $    12.99   $    12.14   $   9.78
=============================================  ==========     ==========   ==========   ==========   ========
Total return(a)                                      9.49%         28.53%       15.61%       31.03%      0.61%
=============================================  ==========     ==========   ==========   ==========   ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $1,830,032     $1,650,234   $1,261,008   $1,050,011   $765,073
=============================================  ==========     ==========   ==========   ==========   ========
Ratio of expenses to average net assets              0.67%(b)       0.68%        0.70%        0.71%      0.72%
=============================================  ==========     ==========   ==========   ==========   ========
Ratio of net investment income to average net
  assets                                             0.23%(b)       0.11%        0.29%        0.33%      1.04%
=============================================  ==========     ==========   ==========   ==========   ========
Portfolio turnover rate                                83%            88%         118%         126%       122%
=============================================  ==========     ==========   ==========   ==========   ========

(a) Does not deduct sales charges.
(b) Ratios are based on average net assets of $1,785,555,221.

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Directors
                       AIM Summit Fund, Inc:

                       We have audited the accompanying statement of assets and liabilities of the AIM Summit Fund, Inc., including the schedule of investments, as of October 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                         We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM Summit Fund, Inc. as of October 31, 1998, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                           KPMG Peat Marwick LLP

                       Houston, Texas
                       December 4, 1998


BOARD OF DIRECTORS                               OFFICERS                                    OFFICE OF THE FUND
Charles T. Bauer                                 Charles T. Bauer                            11 Greenway Plaza
Chairman                                         Chairman                                    Suite 100
A I M Management Group Inc.                                                                  Houston, TX 77046
                                                 Robert H. Graham
Bruce L. Crockett                                President                                   INVESTMENT ADVISOR
Director
ACE Limited;                                     John J. Arthur                              A I M Advisors, Inc.
Formerly Director, President, and                Senior Vice President and Treasurer         11 Greenway Plaza
Chief Executive Officer                                                                      Suite 100
COMSAT Corporation                               Carol F. Relihan                            Houston, TX 77046
                                                 Senior Vice President and Secretary
Owen Daly II                                                                                 SUB-ADVISOR
Director                                         Gary T. Crum                                TradeStreet Investment Associates, Inc.
Cortland Trust Inc.                              Senior Vice President                       101 South Tryon Street
                                                                                             Suite 100
Edward K. Dunn Jr.                               Dana R. Sutton                              Charlotte, NC 28255
Chairman, Mercantile Mortgage Corp.;             Vice President and Assistant Treasurer
Formerly Vice Chairman and President,                                                        TRANSFER AGENT
Mercantile-Safe Deposit & Trust Co.; and         Melville B. Cox
President, Mercantile Bankshares                 Vice President                              Boston Financial Data Services, Inc.
                                                                                             P.O. Box 8300
Jack Fields                                      Jonathan C. Schoolar                        Boston, MA 02266-8300
Chief Executive Officer                          Senior Vice President
Texana Global, Inc.;                                                                         CUSTODIAN
Formerly Member                                  Renee A. Friedli
of the U.S. House of Representatives             Assistant Secretary                         State Street Bank and Trust Company
                                                                                             225 Franklin Street
Carl Frischling                                  P. Michelle Grace                           Boston, MA 02110
Partner                                          Assistant Secretary
Kramer, Levin, Naftalis & Frankel                                                            COUNSEL TO THE FUND
                                                 Jeffrey H. Kupor
Robert H. Graham                                 Assistant Secretary                         Ballard Spahr
President and Chief Executive Officer                                                        Andrews & Ingersoll, LLP
A I M Management Group Inc.                      Nancy L. Martin                             1735 Market Street
                                                 Assistant Secretary                         Philadelphia, PA 19103
Prema Mathai-Davis
Chief Executive Officer, YWCA of the U.S.A.      Ofelia M. Mayo                              COUNSEL TO THE DIRECTORS
Commissioner, New York City Dept. for the        Assistant Secretary
Aging; and member of the Board of Directors                                                  Kramer, Levin, Naftalis & Frankel
Metropolitan Transportation Authority of         Lisa A. Moss                                919 Third Avenue
New York State                                   Assistant Secretary                         New York, NY 10022

Lewis F. Pennock                                 Kathleen J. Pflueger                        DISTRIBUTOR
Attorney                                         Assistant Secretary
                                                                                             A I M Distributors, Inc.
Ian W. Robinson                                  Samuel D. Sirko                             11 Greenway Plaza
Consultant; Formerly Executive                   Assistant Secretary                         Suite 100
Vice President and                                                                           Houston, TX 77046
Chief Financial Officer                          Stephen I. Winer
Bell Atlantic Management                         Assistant Secretary                         AUDITORS
Services, Inc.
                                                 Mary J. Benson                              KPMG Peat Marwick LLP
Louis S. Sklar                                   Assistant Treasurer                         700 Louisiana
Executive Vice President                                                                     Houston, TX 77002
Hines Interests
Limited Partnership






REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Summit Fund paid ordinary dividends in the amount of $0.3050 per share to shareholders during its tax year ended October 31, 1998. Of this amount, 27.42% is eligible for the dividends received deduction for corporations. The Fund also distributed long-term capital gains of $1.1909 per share during its tax year ended October 31, 1998.

                                  [BACK COVER]




                                                                    BULK RATE
                                                                   U.S. POSTAGE
                                                                       PAID
                                                                   HOUSTON, TX
                                                                 PERMIT NO. 1919

SUM-AR-1